OAKWOOD MORTGAGE INVESTORS, INC. 1996-C              REPORT DATE:  APRIL 6, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER                 POOL REPORT # 6
REMITTANCE REPORT                                                    Page 1 of 6
REPORTING MONTH:                       Mar-97



                                            Scheduled Principal Balance of Contracts
---------------------------------------------------------------------------------------------------------------------------------

Beginning                                                                                                  Ending
Principal                  Scheduled          Prepaid            Liquidated        Contracts               Principal
Balance                    Principal          Principal          Principal         Repurchased             Balance
--------------------------------------------------------------------------------------------------------------------------------
260,354,553.02           (436,740.06)       (891,465.31)      (462,093.16)                   0.00        258,564,254.49
================================================================================================================================


 Scheduled                                   Scheduled                                                  Amount
 Gross                      Servicing        Pass Thru             Liquidation       Reserve            Available for
 Interest                      Fee           Interest              Proceeds          Fund Draw          Distribution
---------------------------------------------------------------------------------------------------------------------------
2,330,457.20               216,962.13          2,113,495.07        340,992.37               0.00       3,999,654.94
===========================================================================================================================





                                                Reserve Fund as of Cutoff Date
-------------------------------------------------------------------------------------------------------------


  Beginning                                  Investment      Balance Before      Reserve      Reserve        Balance After
   Balance         Deposits      Distrib.     Interest    Current Distribution   Fund Draw    Fund Deposit   Current Distribution
-----------------------------------------------------------------------------------------------------------------------------------
 1,358,849.63        0.00       -4,893.63     5,477.43         1,359,433.43          0.00        0.00          1,359,433.43
===================================================================================================================================


                              Reserve Fund Required Balance
                         --------------------------------------
                         Before Current     After Current
     Excess              Distribution       Distribution
------------             --------------------------------------
   5,477.43              1,353,956.00       1,353,956.00
============             ======================================


Class A-6 Liquidity Account

  Beginning                                Investment     Balance Before      Reserve         Reserve        Balance After
   Balance         Deposits     Distrib.    Interest   Current Distribution   Fund Draw       Fund Deposit   Current Distribution
----------------------------------------------------------------------------------------------------------------------------------
 454,804.77          0.00      -1,637.89    1,833.28          455,000.16        0.00           0.00               455,000.16
==================================================================================================================================

                                   Reserve Fund Required Balance
                                   --------------------------------------
                                   Before Current     After Current
  Excess                           Distribution       Distribution
-----------------                  --------------------------------------
   1,833.28                           453,166.88         453,166.88
=================                  ======================================




Class B Liquidity Account

  Beginning                              Investment      Balance Before      Reserve      Reserve        Balance After
   Balance       Deposits     Distrib.    Interest    Current Distribution   Fund Draw    Fund Deposit   Current Distribution
------------------------------------------------------------------------------------------------------------------------------------

 798,454.70        0.00      -2,872.94    3,218.53           798,800.29         0.00        0.00              798,800.29
====================================================================================================================================

                                    Reserve Fund Required Balance
                                    --------------------------------------
                                    Before Current     After Current
   Excess                           Distribution       Distribution
------------------                  --------------------------------------

  3,218.53                           795,581.76         795,581.76
==================                  ======================================



                                                      Certificate Account
---------------------------------------------------------------------------------------------------------------------------------
        Beginning                        Deposits                                        Investment               Ending
         Balance               Principal           Interest        Distributions          Interest                Balance
---------------------------------------------------------------------------------------------------------------------------------
       1,322,700.97          1,800,617.10       2,418,086.91     (4,303,310.38)               4,117.17          1,242,211.77
=================================================================================================================================

                         P&I Advances at Distribution Date
 ----------------------------------------------------------------------------------


       Beginning              Recovered            Current            Ending
        Balance               Advances            Advances           Balance
 ----------------------------------------------------------------------------------
       3,012,931.33          2,972,810.78      1,332,476.12       1,372,596.67
 ==================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1996-C              REPORT DATE:  APRIL 6, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER                 POOL REPORT # 6
REMITTANCE REPORT
REPORTING MONTH:                          Mar-97     Page 2 of 6


Class B Crossover Test                                                               Test Met?
-----------------------------------------------------------------                    ---------------

(a) Remittance date on or after May 2001                                                   N


(b) Average 60 day Delinquency rate <=        5%                                           Y

(c) Average 30 day Delinquency rate <=        7%                                           Y


(d) Cumulative losses do not exceed the following

percent of the intitial principal balance of all Certificates


                Nov. 1996 - Nov. 1997         4%                                           Y
                April 2001 - Nov. 2002        7%                                           N
                Dec. 2002 - April 2003        8%                                           N

                May 2003 -                    9%                                           N


(e) Current realized loss ratio <=            2.75%                                        Y


(f) Are class B principal balances plus Accelerated

     Principal Distributions > =              24.501%
     of stated scheduled pool balance

                Beginning B-1 balance                                     25,726,000.00

                Beginning B-2 balance                                     12,186,224.00
                                                                   --------------------

                                                                          37,912,224.00
                Divided by beginning pool
                balance                                                  260,354,553.02
                                                                   --------------------
                                                                                 14.562%  N
                                                                   ====================


Average 60 day delinquency ratio:


                           Over 60s                  Pool Balance     %
                      --------------------------------------------------------
Current Mo                     4,301,822.63          258,564,254.49 1.66%
1st Preceding Mo               4,080,555.68          260,354,553.02 1.57%
2nd Preceding Mo               3,212,354.80          262,369,743.33 1.22%
                                                      Divided by      3
                                                                 -------------
                                                                    1.49%
                                                                 =============



Average 30 day delinquency ratio:


                           Over 30s                  Pool Balance     %
                      --------------------------------------------------------

Current Mo                     7,784,842.71          258,564,254.49 3.01%
1st Preceding Mo               7,093,812.88          260,354,553.02 2.72%
2nd Preceding Mo               7,199,872.49          262,369,743.33 2.74%
                                                      Divided by      3
                                                                    ----------
                                                                    2.83%
                                                                    ==========

Cumulative loss ratio:

                       Cumulative losses                 184,857.99
                                           ------------------------
Divided by Initial Certificate Principal             270,791,224.00 0.068%
                                                                    ==========



Current realized loss ratio:

                              Liquidation                 Pool
                                  Losses               Balance
                      -------------------------------------------

Current Mo                       121,100.79          258,564,254.49
1st Preceding Mo                  61,725.19          260,354,553.02
2nd Preceding Mo                       0.00          262,369,743.33
                                                                    0.281%
                                                                    ==========


OAKWOOD MORTGAGE INVESTORS, INC. 1996-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER                 REPORT DATE:  APRIL 6, 1997
REMITTANCE REPORT                                    POOL REPORT # 6
REPORTING MONTH:                          Mar-97                     Page 3 of 6





                                                                     Delinquency Analysis

                                               31 to 59 days         60 to 89 days         90 days and Over       Total Delinq.
                 No. of       Principal              Principal             Principal              Principal             Principal
                 Loans        Balance         #       Balance       #       Balance        #       Balance       #       Balance
              ----------------------------------------------------------------------------------------------------------------------
Excluding Repos   7,888    257,039,093.17    109   3,353,855.30    35     1,243,333.95    40     1,662,492.14    184   6,259,681.39

        Repos        51      1,525,161.32      4     129,164.78     7       189,801.02    40     1,206,195.52     51   1,525,161.32
              -------------------------------------------------------------------------------------------------------------------

        Total     7,939    258,564,254.49    113   3,483,020.08    42     1,433,134.97    80     2,868,687.66    235   7,784,842.71
              =====================================================================================================================

                                                                                                                3.0%          3.01%
                                                                                                             ======================

                                                             Repossession Analysis
        Active Repos                        Reversal    Current Month
        Outstanding                       (Redemption)      Repos                 Cumulative Repos
              Principal                    Principal             Principal                 Principal
    #          Balance          #            Balance      #       Balance           #       Balance
-------------------------------------------------------------------------------------------------------------
   51        1,525,161.32       0              0.00      20        644,294.40      82      2,310,155.74
                                                                                         ====================



OAKWOOD MORTGAGE INVESTORS, INC. 1996-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER                 REPORT DATE:  APRIL 6, 1997
REMITTANCE REPORT                                                POOL REPORT # 6
REPORTING MONTH:                          Mar-97
                                                                     Page 4 of 6
REPOSSESSION LIQUIDATION REPORT


                                        Liquidated                                                                       Net
   Account        Customer               Principal       Sales          Insur.          Total        Repossession     Liquidation
   Number           Name                  Balance      Proceeds         Refunds        Proceeds        Expenses        Proceeds
------------------------------------------------------------------------------------------------------------------------------------


098176-1      Crocker Jr, Fred            38,381.67     26,900.00        313.87        27,213.87        3,526.87       23,687.00
098473-2      Richards, Christopher       30,668.73     29,797.00          0.00        29,797.00        3,217.40       26,579.60
098488-0      Halbert, Richard            30,384.16     28,900.00      1,059.55        29,959.55        5,580.00       24,379.55
098823-8      Noel, Angel                 21,791.84     19,770.00      1,005.22        20,775.22        4,837.15       15,938.07
098835-2      Peters, Patrick             25,238.85     24,900.00        421.92        25,321.92        1,534.00       23,787.92
094524-6      Treesh, Danny R             35,545.65     29,900.00      3,577.63        33,477.63        4,103.16       29,374.47
095013-9      Goodin, Imogene             24,122.33     19,925.00        252.50        20,177.50        3,328.24       16,849.26
095067-5      Sullivan, Gloria J          26,310.99     24,700.00      1,529.25        26,229.25        2,771.48       23,457.77
095441-2      Fraser, Janice              33,701.03     29,500.00      1,743.30        31,243.30        5,812.50       25,430.80
096546-7      Foster, Jimmy L             33,890.12     30,150.00      1,958.66        32,108.66        4,079.50       28,029.16
096946-9      Layton, David R             38,362.44     36,800.00      1,372.41        38,172.41        1,504.51       36,667.90
097577-1      Bagwell, Vicky L            18,359.76      6,700.00        143.52         6,843.52        2,825.00        4,018.52
099392-3      Proctor, Beverly A          18,460.86     19,950.00        216.20        20,166.20        4,223.50       15,942.70
099470-7      Buck, Bill J                24,983.19     27,400.00      1,130.75        28,530.75        2,415.09       26,115.66
100872-1      Swinney, Cynthia             9,274.26          0.01        148.84           148.85            0.00          148.85
101120-4      Scearce, Wilbur             22,698.20     22,501.00      1,121.30        23,622.30        2,630.00       20,992.30
103069-1      Barnes, John D              29,919.08     29,500.00      3,130.71        32,630.71        6,296.22       26,334.49
                                                                                            0.00                            0.00
                                ----------------------------------------------------------------------------------------------------
                                         462,093.16    407,293.01     19,125.63       426,418.64       58,684.62      367,734.02
                                ====================================================================================================







                                                                    Net             Current
   Account                Unrecov.         FHA Insurance         Pass Thru         Period Net     Cumulative
   Number                 Advances            Coverage           Proceeds         Gain/(Loss)    Gain/(Loss)
----------         --------------------------------------------------------------------------------------
098176-1                   2,093.20               0.00           21,593.80       (16,787.87)
098473-2                   1,700.85               0.00           24,878.75        (5,789.98)
098488-0                   1,736.15               0.00           22,643.40        (7,740.76)
098823-8                   1,558.65               0.00           14,379.42        (7,412.42)
098835-2                   1,442.15               0.00           22,345.77        (2,893.08)
094524-6                   2,160.65               0.00           27,213.82        (8,331.83)
095013-9                   1,360.15               0.00           15,489.11        (8,633.22)
095067-5                   1,434.88               0.00           22,022.89        (4,288.10)
095441-2                   2,050.85               0.00           23,379.95       (10,321.08)
096546-7                   1,811.85               0.00           26,217.31        (7,672.81)
096946-9                   2,094.55               0.00           34,573.35        (3,789.09)
097577-1                   1,087.80               0.00            2,930.72       (15,429.04)
099392-3                   1,121.60               0.00           14,821.10        (3,639.76)
099470-7                     704.82               0.00           25,410.84           427.65
100872-1                   1,150.50               0.00           (1,001.65)      (10,275.91)
101120-4                   1,275.85               0.00           19,716.45        (2,981.75)
103069-1                   1,957.15               0.00           24,377.34        (5,541.74)
                                                  0.00                0.00             0.00
                   ----------------------------------------------------------------------------------------
                          26,741.65               0.00          340,992.37      (121,100.79)    (184,857.99)
                   ========================================================================================



As a percentage of the aggregate cut-off date principal balance                                       0%
                                                                                                ==========


OAKWOOD MORTGAGE INVESTORS, INC. 1996-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER                 REPORT DATE:  APRIL 6, 1997
REMITTANCE REPORT                                    POOL REPORT # 6
REPORTING MONTH:                         Mar-97
                                                                     Page 5 of 6

CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                                   Original              Beginning        Current         Accelerated                     Ending
                Cert.             Certificate           Certificate      Principal         Principal     Writedown     Certificate
                Class               Balances              Balances         Payable        Distribution    Amounts        Balances
------------------------------------------------------------------------------------------------------------------------------------
A-1                                50,300,000.00         39,863,329.30   (1,790,298.53)        0.00        0.00       38,073,030.77
A-1 Outstanding Writedown                   0.00                  0.00            0.00         0.00        0.00                0.00

A-2                                46,970,000.00         46,970,000.00            0.00         0.00        0.00       46,970,000.00
A-2 Outstanding Writedown                   0.00                  0.00            0.00         0.00        0.00                0.00

A-3                                35,400,000.00         35,400,000.00            0.00         0.00        0.00       35,400,000.00
A-3 Outstanding Writedown                   0.00                  0.00            0.00         0.00        0.00                0.00

A-4                                20,900,000.00         20,900,000.00            0.00         0.00        0.00       20,900,000.00
A-4 Outstanding Writedown                   0.00                  0.00            0.00         0.00        0.00                0.00

A-5                                55,614,000.00         55,614,000.00            0.00         0.00        0.00       55,614,000.00
A-5 Outstanding Writedown                   0.00                  0.00            0.00         0.00        0.00                0.00

A-6                                23,695,000.00         23,695,000.00            0.00         0.00        0.00       23,695,000.00
A-6 Outstanding Writedown                   0.00                  0.00            0.00         0.00        0.00                0.00

B-1                                25,726,000.00         25,726,000.00            0.00         0.00        0.00       25,726,000.00
B-1 Outstanding Writedown                   0.00                  0.00            0.00         0.00        0.00                0.00

B-2                                12,186,224.00         12,186,224.00            0.00         0.00        0.00       12,186,224.00
B-2 Outstanding Writedown                   0.00                  0.00            0.00         0.00        0.00                0.00

Excess Asset Principal Balance              0.00                  0.00            0.00         0.00        0.00                0.00


                               --------------------------------------------------------------------------------------------------

                                  270,791,224.00        260,354,553.30   (1,790,298.53)        0.00        0.00      258,564,254.77
                               ====================================================================================================






                                                          Principal Paid
                Cert.                        Pool            Per $1,000
                Class                       Factor          Denomination
-------------------------------------------------------------------------
A-1                                           75.69191%        35.59
A-1 Outstanding Writedown                      0.00             0.00

A-2                                          100.00000%         0.00
A-2 Outstanding Writedown                      0.00             0.00

A-3                                          100.00000%         0.00
A-3 Outstanding Writedown                      0.00             0.00

A-4                                          100.00000%         0.00
A-4 Outstanding Writedown                      0.00             0.00

A-5                                          100.00000%         0.00
A-5 Outstanding Writedown                      0.00             0.00

A-6                                          100.00000%         0.00
A-6 Outstanding Writedown                      0.00             0.00

B-1                                          100.00000%         0.00
B-1 Outstanding Writedown                      0.00             0.00

B-2                                          100.00000%         0.00
B-2 Outstanding Writedown                      0.00             0.00

Excess Asset Principal Balance

OAKWOOD MORTGAGE INVESTORS, INC. 1996-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER                 REPORT DATE:  APRIL 6, 1997
REMITTANCE REPORT                                    POOL REPORT # 6
REPORTING MONTH:                          Mar-97
                                                                     Page 6 of 6

CERTIFICATE INTEREST ANALYSIS



           Certificate              Remittance     Beginning          Current        Total                Interest           Ending
              Class                    Rate         Balance           Accrual         Paid               Shortfall          Balance
                                  --------------------------------------------------------------------------------------------------
A-1                                    5.54750%       0.00           190,427.68     190,427.68                 0.00           0.00
A-1  Carryover Interest                0.00           0.00                 0.00           0.00                 0.00           0.00
A-1  Writedown Interest                0.00           0.00                 0.00           0.00                 0.00           0.00

A-2                                    6.45000%       0.00           252,463.75     252,463.75                 0.00           0.00
A-2  Carryover Interest                0.00           0.00                 0.00           0.00                 0.00           0.00
A-2  Writedown Interest                0.00           0.00                 0.00           0.00                 0.00           0.00

A-3                                    6.75000%       0.00           199,125.00     199,125.00                 0.00           0.00
A-3  Carryover Interest                0.00           0.00                 0.00           0.00                 0.00           0.00
A-3  Writedown Interest                0.00           0.00                 0.00           0.00                 0.00           0.00

A-4                                    7.00000%       0.00           121,916.67     121,916.67                 0.00           0.00
A-4  Carryover Interest                0.00           0.00                 0.00           0.00                 0.00           0.00
A-4  Writedown Interest                0.00           0.00                 0.00           0.00                 0.00           0.00

A-5                                    7.35000%       0.00           340,635.75     340,635.75                 0.00           0.00
A-5  Carryover Interest                0.00           0.00                 0.00           0.00                 0.00           0.00
A-5  Writedown Interest                0.00           0.00                 0.00           0.00                 0.00           0.00

A-6                                    7.65000%       0.00           151,055.63     151,055.63                 0.00           0.00
A-6  Carryover Interest                0.00           0.00                 0.00           0.00                 0.00           0.00
A-6  Writedown Interest                0.00           0.00                 0.00           0.00                 0.00           0.00

B-1                                    7.96000%       0.00           170,649.13     170,649.13                 0.00           0.00
B-1  Carryover Interest                0.00           0.00                 0.00           0.00                 0.00           0.00
B-1  Writedown Interest                0.00           0.00                 0.00           0.00                 0.00           0.00

B-2                                    9.31000%       0.00            94,544.79      94,544.79                 0.00           0.00
B-2  Carryover Interest                0.00           0.00                 0.00           0.00                 0.00           0.00
B-2  Writedown Interest                0.00           0.00                 0.00           0.00                 0.00           0.00

X                                                63,757.20           592,676.67     471,575.88           121,100.79     184,857.99

R                                         -           0.00                 0.00           0.00                 0.00           0.00

Service Fee                                           0.00           216,962.13     216,962.13                 0.00           0.00
                                         ---------------------------------------------------------------------------------------

                                                 63,757.20         2,330,457.20   2,209,356.41           121,100.79     184,857.99

      Class B Liquidity Account                                                           0.00
                                                                               ---------------
                                                                                  2,209,356.41
                                                                               ===============



                                              Interest Paid
           Certificate                         Per $1,000                     Cert.             TOTAL
              Class                           Denomination                    Class          DISTRIBUTION
                                        ----------------------------------------------------------------------
A-1                                                 4.78               A-1                  1,980,726.21
A-1  Carryover Interest                             0.00
A-1  Writedown Interest                             0.00

A-2                                                 5.38               A-2                    252,463.75
A-2  Carryover Interest                             0.00
A-2  Writedown Interest                             0.00

A-3                                                 5.63               A-3                    199,125.00
A-3  Carryover Interest                             0.00
A-3  Writedown Interest                             0.00

A-4                                                 5.83               A-4                    121,916.67
A-4  Carryover Interest                             0.00
A-4  Writedown Interest                             0.00

A-5                                                 6.13               A-5                    340,635.75
A-5  Carryover Interest                             0.00
A-5  Writedown Interest                             0.00

A-6                                                 6.38               A-6                    151,055.63
A-6  Carryover Interest                             0.00
A-6  Writedown Interest                             0.00

B-1                                                 6.63               B-1                    170,649.13
B-1  Carryover Interest                             0.00
B-1  Writedown Interest                             0.00

B-2                                                 7.76               B-2                     94,544.79
B-2  Carryover Interest                             0.00
B-2  Writedown Interest                             0.00

X                                                                       X                     471,575.88

R                                                                       R                           0.00

Service Fee                                                                                   216,962.13
                                                                                   ---------------------

                                                                                            3,999,654.94

      Class B Liquidity Account                                                                     0.00
                                                                                   ---------------------
                                                                                            3,999,654.94
                                                                                   =====================